UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            December 5, 2007
                                                            ----------------



                              Pharmion Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       000-50447               84-1521333
          --------                       ---------               ----------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)


2525 28th Street, Boulder, Colorado                                80301
-----------------------------------                                -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code           720-564-9100
                                                             ------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
----       Year

           On December 5, 2007, the Board of Directors of Pharmion Corporation (the "Company") amended the Company's by-laws to (i) provide that the Board of Directors may designate the date on which the annual meeting of stockholders of the Company may be held and (ii) allow the Company to issue uncertificated shares of capital stock. A copy of the Fourth Amended and Restated By-Laws of the Company is filed as
           Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
----
                 (a)  Not Applicable.

                 (b)  Not Applicable.

                 (c) Exhibits:
                           3.1 - Fourth Amended and Restated By-Laws

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PHARMION CORPORATION


 Date:  December 6, 2007                 By: /s/ Steven N. Dupont
                                             -----------------------------------
                                               Name:  Steven N. Dupont
                                               Title: Executive Vice President
                                                      and General Counsel




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                                                             EXHIBIT INDEX

Exhibit No.                Description

3.1                       Fourth Amended and Restated By-Laws